                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.  )


      Filed by the Registrant /X/
      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                       THE TAIWAN EQUITY FUND, INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          THE TAIWAN EQUITY FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302

                            ------------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                               FEBRUARY 15, 2000

                            ------------------------

To the Stockholders of
The Taiwan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Taiwan Equity Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Tuesday, February 15, 2000, at 10:00 a.m., New York time, for the following purposes:

    1. To elect two Class II directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2003.

    2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending December 31, 2000.

    3. To consider and act upon a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution (the "Plan") adopted by the Board of Directors of the Fund; and

    4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has unanimously determined that a complete liquidation of the Fund in accordance with the terms of the Plan is in the best interests of the Fund and its stockholders. The Board of Directors has recommended that the stockholders approve the Plan. Subject to receipt of the requisite stockholder approval and the satisfactory resolution of any and all claims pending against the Fund and its Board of Directors, stockholders remaining in the Fund can expect to receive a liquidation distribution, in cash, as soon as reasonably practicable. However, there is no minimum distribution to stockholders. The Fund will not liquidate until all claims are resolved.

    The Board of Directors has fixed the close of business on December 15, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

    You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

    When the Plan becomes effective, the stockholders' respective interests in the Fund's assets shall not be transferable by negotiation of the share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange, Inc. Stockholders holding stock certificates should consider arranging with the Fund's transfer agent a return of their certificates in advance of any liquidating distributions in order to facilitate payments to them. The transfer agent is State Street Bank and Trust Company, located at P.O. Box 8200, Boston, MA 02266-8200. They can be reached at
(800) 426-5523 or (781) 575-2000.

                                          Respectfully,

                                          /s/ Masayasu Ohi
                                          Masayasu Ohi
                                          CHAIRMAN OF THE BOARD

Dated: January 7, 2000


STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.
                            YOUR VOTE IS IMPORTANT.

                          THE TAIWAN EQUITY FUND, INC.
                                   ----------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION


    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Taiwan Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund and at any adjournments thereof (the "Meeting") to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Tuesday, February 15, 2000, at 10:00 a.m., New York time. The approximate mailing date of this Proxy Statement is January 7, 2000.


    The purpose of the Meeting is to: elect two Class II Directors; consider the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants; and to consider a proposal to liquidate and dissolve the Fund as set forth in the Plan of Liquidation and Dissolution (the "Plan") adopted by the Board of Directors of the Fund on December 2, 1999. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR approval of the Plan. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at: c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302, or by voting in person at the Meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998 AND ITS SEMI-ANNUAL REPORT, DATED JUNE 30, 1999, TO ANY STOCKHOLDER REQUESTING SUCH REPORTS. REQUESTS FOR SUCH REPORTS SHOULD BE MADE BY WRITING TO THE TAIWAN EQUITY FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302,
ATTENTION: SHAREHOLDER RELATIONS, OR BY CALLING (800) 426-5523 OR (781)
575-2000.

    The Board of Directors has fixed the close of business on December 15, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of December 15, 1999, the Fund had outstanding 3,606,729 shares of Common Stock. Persons who, to the knowledge of the Fund, beneficially own more than five percent of its outstanding shares are listed herein under "Stock Ownership of Certain Beneficial Owners."


    The Fund is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "TYW." The Fund commenced operations on July 25, 1994, with the objective of seeking long-term capital appreciation through investments primarily in equity securities issued by companies located in, or deriving revenue from, the Republic of China. The Fund's investments have been managed by Daiwa Asset Management (H.K.) Ltd. (the "Investment Adviser"), located at 25F, One Pacific Place, 88 Queensway, Hong Kong, since the Fund's inception in 1994. As of November 30, 1999, the Investment Adviser and its affiliates had over $13.7 billion in assets under management. National Capital Management Corporation, located at 7th Floor, 57 Po Ai Road, Taipei, Taiwan, R.O.C., the Fund's sub-adviser, provides investment advisory services to the Fund relating to the Republic of China domestic securities market as well as to overseas mutual funds. The Fund's administrator is Daiwa Securities Trust Company, located at One Evertrust Plaza, Jersey City, New Jersey 07302.


    The Board of Directors of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1 THROUGH 3 OF THE NOTICE OF MEETING.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the two nominees listed below as directors of the Fund:

    CLASS II
----------------
  Masayasu Ohi
Martin J. Gruber

to serve for terms expiring on the date of the Annual Meeting of Stockholders in the year 2003, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat constitutes a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

                                          PRESENT OFFICE WITH THE
                                     FUND, IF ANY, PRINCIPAL OCCUPATION                     SHARES
                                         OR EMPLOYMENT DURING PAST                       BENEFICIALLY
                                               FIVE YEARS AND                             OWNED AS OF          PERCENT
      NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN           DIRECTOR        NOVEMBER 30,            OF
      OF NOMINEES/DIRECTORS               PUBLICLY HELD COMPANIES         SINCE             1999(+)             CLASS
----------------------------------   ----------------------------------  --------   -----------------------   ---------
NOMINEES
*   Masayasu Ohi (52)                Chairman of the Board of the Fund,    1998                     None         --
    Financial Square                 since 1998; Chairman, since 1998,
    32 Old Slip, 14th Floor          The Thai Capital Fund, Inc.;
    New York, NY 10005               Chairman, since 1998, The
                                     Singapore Fund, Inc.; Chairman
                                     and Chief Executive Officer, Daiwa
                                     Securities America Inc., since
                                     1998; Executive Officer, Daiwa
                                     Securities Group Inc., since 1999;
                                     Director, Daiwa Securities Co.
                                     Ltd., from 1998 to 1999; Joint
                                     Chief Executive of Daiwa Europe
                                     Limited, from 1997 to 1998;
                                     President of Daiwa Europe Limited,
                                     London, from 1994 to 1997.

    Martin J. Gruber (61)            Professor of Finance, Leonard N.      1994                    1,737         **
    229 South Irving Street          Stern School of Business, New York
    Ridgewood, NJ 07450              University, since 1965; Director,
                                     SG Cowen Income & Growth Fund
                                     Inc., since 1986; Director, SG
                                     Cowen Opportunity Fund, since
                                     1987; Director, SG Cowen Standby
                                     Reserve Fund Inc., since 1985;
                                     Director, SG Cowen Standby Tax
                                     Exempt Reserve Fund Inc., since
                                     1986; Trustee, BT Pyramid Fund,
                                     since 1992; Trustee, BT Leadership
                                     Trust, since 1993; Director, The
                                     Japan Equity Fund, Inc., since
                                     1992; Trustee, T.I.A.A., since
                                     1996.

                                          PRESENT OFFICE WITH THE
                                     FUND, IF ANY, PRINCIPAL OCCUPATION                     SHARES
                                         OR EMPLOYMENT DURING PAST                       BENEFICIALLY
                                               FIVE YEARS AND                             OWNED AS OF          PERCENT
      NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN           DIRECTOR        NOVEMBER 30,            OF
      OF NOMINEES/DIRECTORS               PUBLICLY HELD COMPANIES         SINCE             1999(+)             CLASS
----------------------------------   ----------------------------------  --------   -----------------------   ---------
OTHER CURRENT DIRECTORS
    Christina Y. Liu (44)            Professor, Department of Finance,     1994                     None         --
    16F-6, No. 410, Section 5,       National Taiwan University, since
    Chung-Hsiao East Road Taipei,    1993; Chairperson, Department of
    Taiwan, ROC                      Finance, National Taiwan
                                     University, from 1994 to 1996;
                                     Associate Professor, Department of
                                     Economics and Finance, City
                                     University of New York, from 1992
                                     to 1993.

    Oren G. Shaffer (57)             Executive Vice President and Chief    1994                    5,000      **
    42 E. Schiller                   Financial Officer of Ameritech
    Chicago, IL 60610                Corporation, since 1994; President
                                     and of Virgocap Inc., from 1992 to
                                     1994; Executive Vice President,
                                     Chief Financial Officer and
                                     Director, The Goodyear Tire and
                                     Rubber Company, from 1984 to 1992;
                                     Director, Sunshine Mining Company,
                                     since 1992; Director, Hygenic
                                     Corporation, since 1993; Director,
                                     The Singapore Fund, Inc., since
                                     1997.

                                          PRESENT OFFICE WITH THE
                                     FUND, IF ANY, PRINCIPAL OCCUPATION                     SHARES
                                         OR EMPLOYMENT DURING PAST                       BENEFICIALLY
                                               FIVE YEARS AND                             OWNED AS OF          PERCENT
      NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN           DIRECTOR        NOVEMBER 30,            OF
      OF NOMINEES/DIRECTORS               PUBLICLY HELD COMPANIES         SINCE             1999(+)             CLASS
----------------------------------   ----------------------------------  --------   -----------------------   ---------
*   Sadamu Tsuneishi (52)            President and Director of the         1997                     None         --
    2-10-5 Nihonbashi Kayabacho,     Fund; General Manager, Accounting
    Chuo-ku, Tokyo, Japan            Section, General Affairs
                                     Department, Daiwa Asset Management
                                     Co. Ltd., since February 1999;
                                     Managing Director, Daiwa Asset
                                     Management (H.K.) Limited, from
                                     October 1997 to February 1999;
                                     General Manager, Accounting
                                     Section, General Affairs
                                     Department, Daiwa Asset Management
                                     Co. Ltd., from May 1995 to July
                                     1997; Fund Manager, Overseas
                                     Investment Ltd., from July 1988 to
                                     May 1995.


------------------------
 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Ohi is deemed an interested person because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa Asset Management (H.K.) Ltd., or because he is an officer of the Fund, or both. Mr. Tsuneishi is an interested person because of his affiliation with the Fund's Investment Adviser, or because he is an officer of the Fund, or both.


**  Represented less than 1% of the outstanding shares at November 30, 1999.


    The Fund's Board of Directors held four regular meetings and two special meetings during the fiscal year ended December 31, 1999. Each incumbent director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Dr. Gruber, Mr. Shaffer and Dr. Liu. The Audit Committee met twice during the fiscal year ended December 31, 1999. Dr. Gruber and Mr. Shaffer attended all of the Audit Committee meetings held during the fiscal year.
Dr. Liu attended fewer than seventy-five percent of the aggregate of the total number of the meetings of the Audit Committee and the Board of Directors held during the fiscal year. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.


OFFICERS OF THE FUND


    Mr. Ohi (age 52) has been Chairman of the Board of the Fund since September 1998 (see information provided above).



    Mr. Tsuneishi (age 52) has been President of the Fund since December 1997 (see information provided above).



    Daniel F. Barry (age 53) has been Vice President of the Fund since July 1994 and Secretary of the Fund since March 1999 and has been Director and Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Administrator and Custodian, since December 1998 and June 1993, respectively. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.



    Sean J. Peters (age 38) has been Treasurer of the Fund since June 1998; Vice President of DSTC since June 1998; Assistant Controller of Reserve Management Corporation from 1994 to 1998; Assistant Vice President of Bankers Trust Company from 1992 to 1994.



    John A. Koopman (age 29) has been Assistant Treasurer of the Fund since June 1998; Assistant Vice President of DSTC since June 1998; Assistant Treasurer of Chase Manhattan Bank NA from 1996 to 1998.



    Judy Runrun Tu (age 34) has been Assistant Secretary of the Fund since March 1999; Assistant Vice President of DSTC since March 1999; Financial Analyst of Canon USA from 1997 to 1998; Marketing Coordinator of TotalTel USA from 1995 to 1997; Assistant Controller of Daniel Caron Ltd. from 1990 to 1995.



    Laurence E. Cranch (age 53) has been Assistant Secretary of the Fund since December 1994 and a partner in the law firm of Rogers & Wells LLP since 1980.


TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The estimated aggregate fee remuneration for directors not affiliated with the Investment Adviser or National Capital Management Corp. (the Fund's sub-adviser) is U.S. $30,750 during the fiscal year ended December 31, 1999. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives an administration and custodian fee.

    Set forth below is a chart showing the estimated aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended December 31, 1999, as well as the estimated total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Adviser, National Capital Management Corp. or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                                                              ESTIMATED TOTAL
                                                           PENSION OR          COMPENSATION
                                                           RETIREMENT          FROM FUND AND
                               ESTIMATED AGGREGATE      BENEFITS ACCRUED       FUND COMPLEX
                                  COMPENSATION             AS PART OF             PAID TO
    NAME OF DIRECTOR                FROM FUND            FUND EXPENSES           DIRECTORS
-------------------------      -------------------      ----------------      ---------------
Masayasu Ohi*+                       $     0                 None                 $     0
Sadamu Tsuneishi+                          0                 None                       0
Martin J. Gruber*                     10,700                 None                  19,900
Christina Y. Liu                       9,350                 None                   9,350
Oren G. Shaffer*                      10,700                 None                  19,900

------------------------

* Also serves as a director of other investment companies for which an affiliate of Daiwa Asset Management (H.K.) Limited, the Fund's investment manager, serves as investment adviser.

+ Mr. Tsuneishi and Mr. Ohi, who are affiliated with the Investment Manager and are considered "interested persons" of the Fund, did not receive any fee compensation from the Fund for their services as directors.

                   (2) RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting held on December 2, 1999, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2000, subject to stockholder approval. The Fund knows of no direct financial interest or material indirect financial interest of that firm in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the Meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

                (3) PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND

BACKGROUND


    Shares of closed-end equity funds typically trade in the marketplace at a discount to their net asset value (the "discount"). This has been true in the case of the Fund as well as many other Asia-Pacific closed-end single country equity funds. Thus, the market price paid for the Fund's shares generally has been less than the underlying value of the Fund's portfolio. For example, during 1998 the average discount of the Fund's shares was approximately 22.41%, while in 1999 the average discount through December 15, 1999 was 15.47%. These discounts do not always prevail, however, since at times in 1995 and 1996 the Fund's shares traded at a premium to their net asset value.



    The Board of Directors over the years has discussed the significance of the existence of the discount and the impact on stockholders. The Board of Directors has discussed and considered various alternative strategies to address the discount, including instituting share repurchases, making tender offers for outstanding shares, instituting a managed dividend, utilizing leverage, combining with other funds, converting to an open-end fund, and liquidating the Fund's assets. The Board of Directors in the past, however, has consistently concluded that it was in the best interests of the Fund and its stockholders to maintain the current closed-end format, because, in the view of the Board of Directors and the Investment Adviser, the closed-end format was the best structure for a fund investing in the Republic of China with the Fund's investment strategies. In the Investment Adviser's view, many attractive equity investment opportunities in the Republic of China could be found in the small- and mid-capitalization and less liquid sectors of the Republic of China equity market. An open-end structure would severely disrupt this portfolio strategy and would force the sale of securities in a relatively illiquid market at times when it would hurt the Fund and its stockholders.



    In an attempt to address the discount, on June 3, 1999, the Board of Directors authorized an open market repurchase program (the "Program") of outstanding shares of the Fund's common stock. Since the inception of the Program, 901,600 shares, representing 20% of the Fund's outstanding shares when the Program commenced, have been repurchased through December 6, 1999. The amount of shares repurchased represents the total amount of shares authorized by the Board of Directors to be repurchased at this time. As of December 15, 1999, the discount was 9.66%.


    Additionally, in response to stockholder concerns about the Fund's discount, the Investment Adviser made a proposal which was included in the proxy statement for the Fund's 1999 Annual Meeting of Stockholders held September 17, 1999. The Investment Adviser proposed to the Board of Directors that, if during any four-week time period commencing on or after September 17, 1999, the average discount rate of the Fund's share price to net asset value was greater or equal to 10%, a special meeting of the Board of Directors would be called promptly thereafter to determine measures to be taken to enable stockholders to realize net asset value. The Investment Adviser also committed to provide the Board of Directors at the time of such special meeting a proposal to enable stockholders to realize net asset value as soon as practicable thereafter.

    Because the Fund's average discount rate was greater than 10% for a four-week time period after September 17, 1999, a special meeting of the Board of Directors was called for November 22, 1999. Before the special meeting, the Board of Directors and the Investment Adviser were actively engaged in discussions regarding the feasibility of converting the Fund into an open-end mutual fund, merging the Fund with another fund, or liquidating the Fund. Also, the Board of Directors discussed various alternatives with outside advisers. Based on its findings, the Board of Directors determined that open-ending is not a viable option because: (a) demand for an open-end fund investing only in Republic of China equities is very limited, (b) distributors in the mutual fund industry have shown little or no interest in selling such a vehicle, and (c) to open-end the Fund would be very costly to its remaining stockholders since the anticipated resulting heavy redemptions would likely increase the Fund's operating expense ratio to an unacceptable level. The Board of Directors also considered merging or combining the Fund with another fund. In this regard, the Directors observed that there is no open-end fund investing only in Taiwan and that an open-end fund would likely not desire to merge with the Fund since many of the Fund's shareholders would be likely to redeem their shares shortly after a merger. The Directors also observed that a merger with a closed-end fund would be unlikely to address the discount since most other closed-end funds, including the two other closed-end funds investing in Taiwan, trade at discounts.


    Based upon the foregoing considerations and other relevant factors, on November 22, 1999, the Board of Directors approved and authorized the orderly liquidation of the Fund based on its determination that such action is in the best interests of the Fund and all of its existing stockholders. On December 2, 1999, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) who were present at the meeting, adopted the Plan and directed that the Plan be submitted for consideration by the Fund's stockholders. A copy of the Plan is attached hereto as Exhibit A.

    If (a) the Plan is approved by the requisite stockholder vote and (b) any possible claims that might be pending against the Fund prior to the effective date of the Plan are satisfactorily resolved in the sole discretion of the Board of Directors, the Fund's assets will be liquidated at market prices and on such terms and conditions as determined to be reasonable and in the best interests of the Fund and its stockholders in light of the circumstances in which they are sold and the Fund will file Articles of Dissolution with the State of Maryland. Prior to stockholder approval of the Plan, the Fund will continue to invest its assets in accordance with its current investment strategies. Stockholders will receive their proportionate cash interest of the net distributable assets of the Fund upon liquidation.


    Under Maryland law and pursuant to the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws, the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Fund entitled to vote thereon is needed to approve the liquidation of the Fund. For purposes of the vote on the Plan, abstentions and broker non-votes will have the same effect as a vote against the Plan, but will be counted toward the presence of a quorum. In the event that a majority of the outstanding shares of capital stock of the Fund are not voted in favor of the Plan, with the result that the Plan is not approved, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies. In the event the Plan is not approved, the Board of Directors presently intends to meet to consider what, if any, steps to take in the best interests of the Fund and its stockholders including the possibility of resubmitting the Plan or another plan of liquidation and dissolution to stockholders for future consideration. Also, if the Plan is not approved by stockholders, the Fund will take all reasonable steps to reduce the discount. In the event that a quorum is not present, the Meeting may be adjourned as described below under "Additional Information."


    Notwithstanding the approval of a majority of the outstanding shares of capital stock of the Fund, any claims pending against the Fund and/or the Board of Directors must be satisfactorily resolved prior to the liquidation of the Fund's assets. While the Board of Directors is not currently aware of any such claims, should any such claim arise the Fund is currently unable to estimate with precision the costs of resolving such claim and exactly when such claims would be resolved. Consequently, the amounts set forth under "Distribution Amounts" below are for illustrative purposes only. If any such claim should arise, the Fund will not liquidate until such claims are satisfactorily resolved in the sole discretion of the Board of Directors.

SUMMARY OF PLAN OF LIQUIDATION AND DISSOLUTION

    The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan which is attached hereto as Exhibit A. Stockholders are urged to read the Plan in its entirety.

    EFFECTIVE DATE OF THE PLAN AND CESSATION OF THE FUND'S ACTIVITIES AS AN INVESTMENT COMPANY. The Plan will become effective only upon (a) its adoption and approval by the holders of a majority of the outstanding shares of the Fund and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all possible claims pending against the Fund and its Board of Directors (the "Effective Date"). Following these two events, the Fund (i) will cease to invest its assets in accordance with its investment objective and, to the extent necessary, will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, provided, however, that after the event in clause (a) the Board of Directors may authorize the commencement of the sale of portfolio securities and the investment of the proceeds of such sale in investment grade short-term debt securities denominated in U.S. dollars, (ii) will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and (iii) will dissolve in accordance with the Plan and the Fund will file Articles of Dissolution with the State of Maryland (Plan, Sections 1-2, 5 and 12). The Fund will, nonetheless, continue to meet the source of income, asset diversification and distribution requirements applicable to regulated investment companies through the last day of its final taxable year ending on liquidation.

    CLOSING OF BOOKS AND RESTRICTION ON TRANSFER OF SHARES. The proportionate interests of stockholders in the assets of the Fund will be fixed on the basis of their holdings on the Effective Date. On such date, the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets will not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the NYSE (Plan, Section 3).

    LIQUIDATION DISTRIBUTIONS. The distribution of the Fund's assets will be made in up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board of Directors reasonably deem to exist against the assets of the Fund on the Fund's books. However, there can be no assurance that the Fund will be able to declare and pay the First Distribution. If the First Distribution is declared and paid, the amount of the First Distribution currently is uncertain. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income of the Fund.

    Each stockholder not holding stock certificates of the Fund will receive liquidating distributions equal to the stockholder's proportionate interest in the net assets of the Fund. Each stockholder holding stock certificates of the Fund will receive a confirmation showing such stockholder's proportionate interest in the net assets of the Fund with an advice that such stockholder will be paid in cash upon return of the stock certificate. Stockholders holding stock certificates should consider arranging with the Fund's transfer agent a return of their certificates in advance of any liquidating distributions in order to facilitate payments to them. The transfer agent is State Street Bank and Trust Company, located at P.O. Box 8200, Boston, MA 02266-8200. They can be reached at (800) 426-5523 or (781) 575-2000. All stockholders will receive information concerning the sources of the liquidating distribution (Plan, Section 7).

    EXPENSES OF LIQUIDATION AND DISSOLUTION. All of the expenses incurred by the Fund in carrying out the Plan will be borne by the Fund (Plan, Section 8).

    CONTINUED OPERATION OF THE FUND. The Plan provides that the Board of Directors has the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without stockholder approval, if the Board of Directors determines that such action would be advisable and in the best interests of the Fund and its stockholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to stockholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan. In addition, the Board of Directors may abandon the Plan, with stockholder approval, prior to the filing of Articles of Dissolution with the State Department of Assessments and Taxation of Maryland if the Board of Directors determines that such abandonment would be advisable and in the best interests of the Fund and its stockholders (Plan, Sections 9 and 10). However, it is the Board of Directors' current intention to liquidate and dissolve the Fund as soon as practicable following the settlement of all possible claims pending against the Fund and/or the Board of Directors.

DISTRIBUTION AMOUNTS


    The Fund's net asset value on November 30, 1999 was $58,941,885. At such date, the Fund had 3,647,329 shares outstanding. Accordingly, on November 30, 1999, the net asset value per share of the Fund was $16.16. The amounts to be distributed to stockholders of the Fund upon liquidation will be reduced by the expenses of the Fund in connection with the liquidation and portfolio transaction costs as well as any costs incurred in resolving any claims that may arise against the Fund. Liquidation expenses are estimated to be approximately $600,000 (or 17 cents per share outstanding on November 30, 1999). Portfolio transaction costs (including amounts allocated for dealer markup on securities traded over the counter) are estimated to be approximately $210,000, although actual portfolio transaction costs will depend upon the composition of the portfolio and the timing of the sale of portfolio securities. Actual liquidation expenses and portfolio transaction costs may vary. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for distribution to stockholders.


GENERAL INCOME TAX CONSEQUENCES

    UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. The following is only a general summary of the United States Federal income tax consequences of the Plan and is limited in scope. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. While this summary discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and dissolution, the Fund has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to the liquidation and dissolution of the Fund. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any stockholder upon receipt of a liquidating distribution will be as set forth below.

    While this summary addresses some of the United States Federal income tax consequences of the Plan, neither state nor local tax consequences of the Plan are discussed. Implementing the Plan may impose unanticipated tax consequences on stockholders and affect stockholders differently, depending on their particular tax situations independent from the Plan. Stockholders should consult with their own tax advisers for advice regarding the application of current United States Federal income tax law to their particular situation and with respect to state, local and other tax consequences of the Plan.


    The liquidating distributions received by a stockholder may consist of three elements: (i) a capital gain dividend to the extent of any long-term capital gains recognized by the Fund during the final tax year; (ii) an ordinary income dividend to the extent of the Fund's interest income and short-term capital gains earned during the final tax year (over and above expenses) that have not previously been distributed; and (iii) a distribution treated as payment for the stockholder's shares. As of November 30, 1999, the Fund had accumulated net realized gains and, additionally, currently expects to realize net gains on the sale of assets in connection with the liquidation. The Fund currently expects that stockholders will receive a capital gain dividend in the distribution resulting from the net effect of the Fund's: 1) accumulated net realized gains, and 2) the net gains that the Fund currently expects to realize on the sale of assets relating to the liquidations. Therefore, it is currently expected that stockholders will receive a capital gain dividend in the distribution. Also, the Fund does not currently expect to have any undistributed ordinary income when its assets are liquidated. The composition of the actual liquidating distributions may vary due to changes in market conditions (including the local securities market in Taiwan, the market for specific securities held by the Fund and relevant currency markets) and the composition of the Fund's portfolio at the time its assets are sold. Prior to the last day of the Fund's final taxable year, the Fund's Board of Directors will authorize any capital gain dividend and ordinary income dividend to be distributed as part of the liquidating distribution. Within 60 days after the close of the Fund's final taxable year, the Fund will notify stockholders as to the portion, if any, of the liquidating distribution which constitutes a capital gain dividend and that which constitutes an ordinary income dividend (as well as any amounts qualifying for a credit or deduction against foreign taxes paid by the Fund).


    The Fund expects to retain its qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, expects to not be taxed on any of its net capital gains realized from the sale of its assets. In the unlikely event that the Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which could reduce any or all of the three types of liquidating distributions.

    Any portion of a liquidating distribution paid under the Plan out of investment income or realized capital gains (i.e., a distribution described in (i) or (ii), above) will be taxed under the Code, in the same manner as any other distribution of the Fund. Accordingly, such amounts will be treated as ordinary income or capital gains, if so designated.

    The balance of any amount received upon liquidation (i.e., a distribution described in (iii), above) will be treated for Federal income tax purposes as full payment in exchange for the stockholder's shares and will thus be treated as a taxable sale. Thus, a stockholder who is a United States resident or otherwise subject to United States income taxes will be taxed only to the extent the amount of the balance of the distribution exceeds his or her adjusted tax basis in such shares; if the amount received is less than his or her adjusted tax basis, the stockholder will realize a loss. The stockholder's gain or loss will generally be a capital gain or capital loss if such shares are held as capital assets. If such shares, which are held as a capital asset, are held for more than one year, then any gain or loss will generally constitute a long-term capital gain or long-term capital loss, as the case may be, taxable to individual stockholders at a maximum rate of 20%. To the extent the individual taxpayer has taxable income below the 28% tax bracket threshold, such individual's effective capital gains tax rate is only 10%. Such 10% capital gain tax rate will be reduced to 8% on capital assets that will have been held for more than five years and sold after December 31, 2000. If the stockholder will have held the shares for not more than one year, any gain or loss will be a short-term capital gain or loss and will be taxed at ordinary income tax rates.

    Corporate stockholders should note that there is no preferential Federal income tax rate applicable to capital gains for corporations under the Code. Accordingly, all income recognized by a corporate stockholder pursuant to the liquidation of the Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the same Federal income tax rate.

    Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax ("backup withholding") on the liquidating distribution (including (i) the capital gain dividend, (ii) the ordinary income dividend, and (iii) the distribution treated as payment for shares, as described above). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Fund, those who, to the Fund's knowledge, have furnished an incorrect number, and those who underreport their tax liability. An individual's taxpayer identification number is his or her social security number. Certain stockholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

    Stockholders will be notified of their respective shares of ordinary and capital gains dividends for the Fund's final fiscal year as has been reported.

IMPACT OF THE PLAN ON THE FUND'S STATUS UNDER THE 1940 ACT

    On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the Securities and Exchange Commission will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action (Plan, Sections 1, 2 and 9).

    Until the Fund's withdrawal as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

PROCEDURE FOR DISSOLUTION UNDER MARYLAND LAW

    After the Effective Date, pursuant to the Maryland General Corporation Law and the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws, if at least a majority of the Fund's aggregate outstanding shares of capital stock are voted for the proposed liquidation and dissolution of the Fund, Articles of Dissolution stating that the dissolution has been authorized will in due course be executed, acknowledged and filed with the Maryland State Department of Assessments and Taxation, and will become effective in accordance with such law. Upon the effective date of such Articles of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized. The Fund's Board of Directors will be the trustees of its assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Director-trustees will be vested in their capacity as trustees with full title to all the assets of the Fund (Plan, Sections 2 and 12).

APPRAISAL RIGHTS

    Shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan (Plan, Section 14).

VOTING INFORMATION

    Approval of the Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Fund entitled to vote at the Meeting. Unless a contrary specification is made, the accompanying proxy will be voted FOR approval of the Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED PLAN OF LIQUIDATION AND DISSOLUTION.

                             ADDITIONAL INFORMATION

    The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $4,000, which excludes the reimbursement of such firm's expenses.

    In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

    Approval of proposals 1, 2 and 3 listed in the Notice of Meeting requires the affirmative vote of at least a majority of the outstanding shares of capital stock of the Fund cast, in person or by proxy, at a meeting at which a quorum is present. The holders of a majority of the Fund's outstanding common stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal.

    The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealers may not, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on proposal 3 if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions.

    The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on proposal 3, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record stockholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as votes against proposal 3, although they will count toward the presence of a quorum.

    Management knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

    At November 30, 1999, the Directors and officers of the Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth the beneficial ownership of the Fund's common stock for each person known to be the beneficial owner of more than five percent of the common stock.

                       SHARES OF COMMON STOCK BENEFICIALLY
                         OWNED(1) AS OF DECEMBER 15, 1999
      NAME AND ADDRESS OF BENEFICIAL OWNER          NUMBER     PERCENT OF TOTAL(2)
------------------------------------------------  ----------   -------------------
City of London Investment Group PLC                729,482(3)        20.23%
 10 Eastcheap
 London EC3M ILX
 England

------------------------

(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security.

(2) Based on 3,606,729 shares outstanding on December 15, 1999.

(3) The above information is based on copies of a statement on Schedule 13G filed with the SEC on July 10, 1999, which indicates that City of London Investment Group PLC has sole voting and dispositive power with respect to all 729,482 shares.

PROPOSALS OF STOCKHOLDERS

    It is expected that if the Fund holds an annual meeting of stockholders in 2001, it will be held in the month of June 2001. Proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders of the Fund must have been received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by December 10, 2000, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

    The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors

                                          Daniel F. Barry
                                          SECRETARY


Dated: January 7, 2000

                                                                       EXHIBIT A

                          THE TAIWAN EQUITY FUND, INC.
                      PLAN OF LIQUIDATION AND DISSOLUTION

    The following Plan of Liquidation and Dissolution (the "Plan") of The Taiwan Equity Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, which has operated as a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Articles of Incorporation.

    WHEREAS, the Fund's Board of Directors, at a special meeting of the Board of Directors held on November 22, 1999, has deemed that in its judgment it is advisable and in the best interests of the Fund and its stockholders to liquidate and dissolve the Fund, and at a quarterly meeting of the Board of Directors held on December 2, 1999, has considered and adopted this Plan as the method of liquidating and dissolving the Fund and has directed that this Plan be submitted to stockholders of the Fund for approval;

    NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

    1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective only upon (a) the adoption and approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Fund at a meeting of stockholders called for the purpose of voting upon the Plan and
(b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. The date of such adoption and approval of the Plan by stockholders and resolution of all pending claims is hereinafter called the "Effective Date."

    2. CESSATION OF BUSINESS. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and will dissolve in accordance with the Plan.

    3. RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange, Inc.

    4. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board of Directors and the stockholders and that the Fund will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law (the "MGCL"). Specifically, upon approval of the Plan, the Fund shall mail notice to its known creditors at their addresses as shown on the Fund's records.

    5. LIQUIDATION OF ASSETS. After the event in clause (a) in Section 1 hereof, the Board of Directors may authorize the commencement of the sale of portfolio securities and the investment of the proceeds of such sale in investment grade short-term debt securities denominated in U.S. dollars. As soon as is reasonable and practicable after the Effective Date of the Plan, or as soon thereafter as practicable depending on market conditions and consistent with the terms of the Plan, all portfolio securities of the Fund not already converted to U.S. cash or U.S. cash equivalents shall be converted to U.S. cash or U.S. cash equivalents.

    6. PAYMENTS OF DEBTS. As soon as practicable after the Effective Date of the Plan, the Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7, below.

    7. LIQUIDATING DISTRIBUTIONS. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Fund's assets are expected to be distributed by up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to (a) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Fund on the Fund's books. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.

    Each stockholder not holding stock certificates of the Fund will receive liquidating distributions equal to the stockholder's proportionate interest in the net assets of the Fund. Each stockholder holding stock certificates of the Fund will receive a confirmation showing such stockholder's proportionate interest in the net assets of the Fund with an advice that such stockholder will be paid in cash upon return of the stock certificate. All stockholders will receive information concerning the sources of the liquidating distribution.

    8. EXPENSES OF THE LIQUIDATION AND DISSOLUTION. The Fund shall bear all of the expenses incurred by it in carrying out this Plan including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of stockholders whether or not the liquidation contemplated by this Plan is effected.

    9. POWER OF BOARD OF DIRECTORS. The Board of Directors and, subject to the direction of the Board of Directors, the Fund's officers shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

    The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

    10. AMENDMENT OR ABANDONMENT OF PLAN. The Board of Directors shall have the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without stockholder approval, if the Board of Directors determines that such action would be advisable and in the best interests of the Fund and its stockholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to stockholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and, in the judgment of the Board of Directors, will materially and adversely affect the interests of the Fund's stockholders, such variation or amendment will be submitted to the Fund's stockholders for approval. In addition, the Board of Directors may abandon this Plan, with stockholder approval, prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders.

    11. DE-REGISTRATION UNDER THE 1940 ACT. As soon as practicable after the liquidation and distribution of the Fund's assets, the Fund shall prepare and file a Form N-8F with the Securities and Exchange Commission in order to de-register the Fund under the 1940 Act. The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the SEC.

    12. ARTICLES OF DISSOLUTION. Consistent with the provisions of the Plan, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation. As soon as practicable after the Effective Date and pursuant to the MGCL, the Fund shall prepare and file Articles of Dissolution with and for acceptance by the Maryland State Department of Assessments and Taxation.

    (a) The Fund's Board of Directors shall be the trustees of its assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Director-trustees will be vested in their capacity as trustees with full title to all the assets of the Fund.

    (b) The Director-trustees shall (i) collect and distribute any remaining assets, applying them to the payment, satisfaction and discharge of existing debts and obligations of the Fund, including necessary expenses of liquidation; and (ii) distribute the remaining assets among the stockholders.

    (c) The Director-trustees may (i) carry out the contracts of the Fund;
       (ii) sell all or any part of the assets of the Fund at public or private sale; (iii) sue or be sued in their own names as trustees or in the name of the Fund; and (iv) do all other acts consistent with law and the Articles of Incorporation of the Fund necessary or proper to liquidate the Fund and wind up its affairs.

    13. POWER OF THE DIRECTORS. Implementation of this Plan shall be under the direction of the Board of Directors, who shall have full authority to carry out the provisions of this Plan or such other actions as they deem appropriate without further stockholder action.

    14. APPRAISAL RIGHTS. Stockholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.

                                                                SKU# TWCFD-PS-00

                          THE TAIWAN EQUITY FUND, INC.

      c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City,
                                New Jersey 07302

           Proxy Solicited on Behalf of the Board of Directors for the
                        Annual Meeting of Stockholders on
                                February 15, 2000

The undersigned stockholder of The Taiwan Equity Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Sean J. Peters, John A. Koopman and Judy Runrun Tu, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on February 15, 2000 at 10:00 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1, 2 and 3 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned with respect to such shares. The undersigned acknowledges receipt of the Proxy Statement dated January 7, 2000.

         --------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
         --------------------------------------------------------------

         --------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.
         --------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

-----------------------------------            --------------------------------

-----------------------------------            --------------------------------

-----------------------------------            --------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

         --------------------------------------------------------------
                          THE TAIWAN EQUITY FUND, INC.
         --------------------------------------------------------------

1. Election of two Class II Directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2003.

         Class II:  Masayasu Ohi and Martin J. Gruber

                  [ ] For All Nominees    [ ] Withhold     [ ] For All Except

         NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee in the list above.

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending December 31, 2000.

                  [ ] For     [ ] Against     [ ] Abstain

3. To approve the liquidation and dissolution of the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund.

                  [ ] For     [ ] Against     [ ] Abstain


CONTROL NUMBER:

                                                     -------------
Please be sure to sign and date this Proxy.          Date
-------------------------------------------------------------------
                                          Mark box at right if an address change
                                          or comment has been noted on the
                                          reverse side of this card.         / /


----Stockholder sign here-----Co-owner sign here----  RECORD DATE SHARES: